                                                                   EXHIBIT 10.15


                              AMENDMENT NO. 2 TO
                        THERMAL SUPPLY LEASE AGREEMENT


          THIS AMENDMENT NO. 2 TO THERMAL SUPPLY LEASE AGREEMENT (this "Amendment No. 2"), dated as of February 28, 1995, IS BY AND BETWEEN THERMO COGENERATION PARTNERSHIP, L.P., a Colorado limited partnership ("Thermo"), and ROCKY MOUNTAIN PRODUCE LIMITED LIABILITY COMPANY, a Colorado limited liability company ("Rocky Mountain").


                                   RECITALS:
                                   --------


          A. Thermo and Rocky Mountain have previously entered into that certain Thermal Supply Lease Agreement effective as of March 22, 1993, as amended by Amendment No. 1, dated December 29, 1994 (the "Agreement"), pursuant to the terms of which Thermo leased to Rocky Mountain, and Rocky Mountain leased from Thermo a commercial greenhouse located in Ft. Lupton, Colorado (the "Facility").

          B. By Commencement Date Notice and Agreement also dated December 29, 1994, Thermo and Rocky Mountain have fixed the Term of the Agreement and the Quarterly Payment Dates for payment of Base Rent under the Lease.

          C. Pursuant to a certain Memorandum Regarding Adjustment of Rent and Option Price dated March 25, 1993 (the "Adjustment Memorandum"), Thermo and Rocky Mountain agreed that promptly after conversion of the construction loan financing for the Plant and the Facility to term loan financing, Thermo would make certain determinations with respect to the actual average annual rate of interest for financing of the Plant and the Facility, and that thereafter, utilizing such redetermined actual average annual rate and the final Contract Sum for construction of the Facility, the Quarterly Base Rent payment and the Purchase Option Price Schedule would be revised in accordance with the formula provided in said Memorandum.

          D. Thermo is in the process of converting its construction loan financing for the Plant and the Facility to term loan financing, and has sufficient information to permit it to make the interest rate determination required by the said Memorandum.

          E. Thermo and Rocky Mountain have agreed upon a rate of interest and on a final Contract Sum to be utilized in such calculations and desire to finalize such adjustments in anticipation of Thermo's completion of the conversion of its construction loan financing for the Plant and the Facility to term loan financing.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


                                   AGREEMENT
                                   ---------


          1. All capitalized terms used herein but not otherwise defined shall have the meaning given to such terms in the Agreement.

          2. Paragraph 4.1 of the Agreement is hereby amended by deleting the first two sentences in their entirety, and replacing them with the following two sentences:

               Subject to deferral in the manner provided in paragraph 4.6, below, and as adjusted in accordance with a certain "Memorandum Regarding Adjustment of Rent and Option Price" dated March 25, 1993 (the form of which is attached hereto as Appendix I), Rocky Mountain shall pay to Thermo during that portion of the Lease Term beginning on the Commencement Date and expiring on the twentieth (20th) anniversary of the initial Date of Commercial Operation total "BASE RENT" for the Leased Premises equal to Nineteen Million Seven Hundred Twenty-Eight Thousand Nine Hundred Fifty-Nine and 15/100 dollars ($19,728,959.15). Subject to deferral and adjustment in like manner, Base Rent for such initial period shall be paid in seventy-seven (77) equal quarterly installments of Two Hundred Fifty-Six Thousand Two Hundred Twenty and 25/100 dollars ($256,220.25).

          3. In accordance with the Adjustment Memorandum, the prior Exhibit "C" to the Agreement, which shows the Base Rent Purchase Price of the Facility prior to the first Quarterly Payment Date as being $7,800,000, is hereby deleted, and there is substituted therefor the Exhibit "C" attached hereto, wherein the Base Purchase Price of the Facility prior to the first Quarterly Payment Date is Eight Million Seven Hundred Ninety-Four Thousand Four Hundred Thirty-Five and 18/100 Dollars ($8,794,435.18).

          4. Nothing herein shall be construed to be in derogation of the provisions of a certain Supplemental Agreement and Consent to Assignment effective as of April 7, 1993 (the "Supplemental Agreement") between and among Thermo, Rocky Mountain, and The Prudential Insurance Company of America ("Prudential") on its own behalf and in the capacities therein stated, wherein, among other things, Thermo and Rocky Mountain agreed that Rocky Mountain would not be entitled to exercise the rights conferred under section 5 or be deemed to have exercised such rights under section 12 of the Agreement under certain circumstances. Thermo and Rocky Mountain hereby reiterate and reaffirm all terms, conditions, and covenants of the Supplemental Agreement as if the same were being made simultaneously with this Amendment No. 2, and agree that upon being requested by the Lead Agent or the Bank Agent to do so they will extend the benefit of the Supplemental Agreement directly to additional Lenders (i.e. Lenders under the Loan Agreement in addition to Prudential) and to the Bank Agent, their respective successors and assigns. Capitalized terms used in this paragraph but not defined in this paragraph or elsewhere pursuant to this Amendment No. 2 have the meanings given to such terms in the said Supplemental Agreement.

          5. Except as amended or modified by this Amendment No. 2 and the said Amendment No. 1, the Agreement remains in full force and effect and is hereby ratified and confirmed in all respects.


          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.


                             THERMO COGENERATION PARTNERSHIP,
                             L.P.

                             By: Thermo Ft. Lupton, L.P.
                                 General Partner


                                 By:  Thermo Ft. Lupton I, Inc.
                                      General Partner


                                      By:    [SIGNATURE ILLEGIBLE]
                                             --------------------------
                                      Name:  __________________________
                                      Title: __________________________


                             By: CSW Ft. Lupton, Inc.
                                 General Partner


                                 By:    [SIGNATURE ILLEGIBLE
                                        -------------------------------
                                 Name:  _______________________________
                                 Title: _______________________________

                             ROCKY MOUNTAIN PRODUCE LIMITED
                             LIABILITY COMPANY, a Colorado
                             limited liability company


                             By: /s/ William E. Coleman
                                 --------------------------------------
                                 William E. Coleman
                                 Manager


                             By: ______________________________________
                                 Nicholas G. Muller
                                 Manager



COUNTY OF Adams           )
                          )  SS:
STATE OF Colorado         )

          The foregoing instrument was acknowledged before me this 24th day of February, 1995, by [NAME ILLEGIBLE], the President of Thermo Ft. Lupton I, Inc., General Partner of Thermo Ft. Lupton, L.P., General Partner of Thermo Cogeneration Partnership, L.P., a Colorado limited partnership, on behalf of said partnership.


[SEAL]                           [SIGNATURE ILLEGIBLE]
                                 --------------------------------------
                                 Notary Public

                                 My commission expires: 02/28/97



COUNTY OF ______________  )
                          )  SS:
STATE OF ________________ )

          The foregoing instrument was acknowledged before me this _____ day of ________________, 1995, by _______________________, the ________________________
of CSW Ft. Lupton I, Inc., General Partner of Thermo Cogeneration Partnership, L.P., a Colorado limited partnership, on behalf of said partnership.



[SEAL]                           ______________________________________
                                 Notary Public

                                 My commission expires: _______________

COUNTY OF Boulder)
          -------         )  SS:
STATE OF Colorado         )

          The foregoing instrument was acknowledged before me this 24th day of February, 1995, by Edward J. Wetherbee, Manager of Rocky Mountain
Produce Limited Liability Company, a Colorado limited liability company, on behalf of said company.



[SEAL]                           Karen Linda Glaser
                                 ----------------------------------
                                 Notary Public

                                 My commission expires: 3-25-98



COUNTY OF ______________  )
                          )  SS:
STATE OF ________________ )

          The foregoing instrument was acknowledged before me this _____ day of ________________, 1995, by Nicholas G. Muller, Manager of Rocky Mountain Produce Limited Liability Company, a Colorado limited liability company, on behalf of said company.



[SEAL]                           ______________________________________
                                 Notary Public

                                 My commission expires: _______________

                                   EXHIBIT C
                                   ---------

                     (Revised ________________ ___, 199__)


                        OPTION PURCHASE PRICE SCHEDULE


               Number of Quarterly               Base Purchase Price**
             Payment Dates ("QPD")             (for closing on or before
            Expired* (see paragraph 4.1       serially numbered Quarterly
           and Commencement Date Notice)     Payment Date in left column)
           -----------------------------     ----------------------------
                 Prior to first QPD                   $8,794,435.00
                         1                             8,755,217.43
                         2                             8,715,032.17
                         3                             8,673,855.34
                         4                             8,631,662.47
                         5                             8,588,428.49
                         6                             8,544,127.71
                         7                             8,498,733.81
                         8                             8,452,219.82
                         9                             8,404,558.09
                         10                            8,355,720.31
                         11                            8,305,677.46
                         12                            8,254,399.80
                         13                            8,201,856.87
                         14                            8,148,017.44
                         15                            8,092,849.52
                         16                            8,036,320.33
                         17                            7,978,396.28
                         18                            7,919,042.96
                         19                            7,858,225.10
                         20                            7,795,906.55
                         21                            7,732,050.29
                         22                            7,666,618.38
                         23                            7,599,571.94
                         24                            7,530,871.13
                         25                            7,460,475.13
                         26                            7,388,342.10
                         27                            7,314,429.19
                         28                            7,238,692.48
                         29                            7,161,086.97
                         30                            7,081,566.54
                         31                            7,000,083.94
                         32                            6,916,590.76
                         33                            6,831,037.39
                         34                            6,743,372.99
                         35                            6,653,545.47
                         36                            6,561,501.45

               Number of Quarterly              Base Purchase Price**
              Payment Dates ("QPD")           (for closing on or before
            Expired* (see paragraph 4.1       serially numbered Quarterly
           and Commencement Date Notice)     Payment Date in left column)
           -----------------------------     ----------------------------
                         37                           $6,467,186.25
                         38                            6,370,543.82
                         39                            6,271,516.74
                         40                            6,170,046.17
                         41                            6,066,071.81
                         42                            5,959,531.88
                         43                            5,850,363.08
                         44                            5,738,500.54
                         45                            5,623,877.79

NOTES:  *   Purchase Option expires if not exercised for conveyance on or before end of the twelfth (12th) year following the Commencement Date.


        ** This figure is EXCLUSIVE of the premium of $10,000, the quarterly rent payment applicable to the designated quarterly payment date (if closing occurs on or prior to a quarterly payment date), plus such additional sums, if any, as may also be due pursuant to paragraph 5.2

                                      C-2